EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


         In connection with this Quarterly Report of Competitive Companies, Inc., on Form 10-Q/A for the period ending March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof, I, William Gray, Chief Executive Officer of Competitive Companies, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) Such Quarterly Report on Form 10-Q/A for the period ending March 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in such Quarterly Report on Form 10-Q/A for the period ending March 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of Competitive Companies, Inc.


Date: July 1, 2010
                                /s/ William Gray
                                ---------------------------
                                William Gray
                                Principal Executive Officer